Exhibit 10.77

***Text Omitted and Filed Separately with the Securities and Exchange Commission.

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

EXCLUSIVE DISTRIBUTION AGREEMENT - AMENDMENT No. 3

THIS AGREEMENT is made the 22 day of September 2014

BY AND BETWEEN:

(1)	HORIZON PHARMA AG a company incorporated in accordance with the laws of Switzerland with its registered office at Kägenstrasse 17, CH-4153 Reinach, Switzerland (the “Principal”); and

(2)	MUNDIPHARMA INTERNATIONAL CORPORATION LIMITED a company incorporated in accordance with the laws of Bermuda with its registered office at Canon’s Court, 22 Victoria Street, Hamilton, HM 12 Bermuda (the “Distributor”).

RECITALS:

(A)	WHEREAS, the Principal and Distributor entered into that certain Exclusive Distribution Agreement dated November 4, 2010, as amended March 5, 2012 and October 25, 2013 (“EDA”), to have the Product registered, marketed, sold and distributed by the Distributor in the Field in the Territory (the terms Product, Field and Territory are defined in the EDA); and

(B)	WHEREAS, the PARTIES now wish to further amend the EDA.

NOW THEREFORE, in consideration of the mutual undertakings and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the PARTIES hereto, intending to be legally bound, agree as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	As used in this Agreement, capitalized words and expressions shall have the meanings defined in the EDA including this AMENDMENT, provided that, in this Agreement, the following words and phrases shall have the following meanings:

“AMENDMENT”	means this Agreement between the PARTIES as set out and described herein.

“COMMENCEMENT DATE”	means (1) November 4, 2010 with respect to the following countries in the Territory: Australia, China, Hong Kong, Indonesia, Korea, Malaysia, New Zealand, Philippines, Singapore, South Africa, Taiwan, Thailand, and Vietnam; (2) March 5, 2012 with respect to the following countries in the Territory: Mexico, Brazil, Argentina, Colombia, Venezuela, Peru, Chile, Ecuador, Dominican Republic, Guatemala, Costa Rica,

Uruguay, Bolivia, Panama, Nicaragua, El Salvador and Honduras; and (3) October 25, 2013 for: Algeria, Angola, Bahrain, Benin, Botswana, Burkina Faso, Burundi, Cameroon, Central African Republic, Congo, Cote D’Ivoire, Democratic Republic of the Congo, Djibouti, Egypt, Equitorial Guinia, Eritria, Ethiopia, Gabon, Ghana, Guinia, Iran, Iraq, Jordan, Kenya, Kuwait, Lebanon, Lesotho, Libya, Madagascar, Malawi, Mali, Mauritius, Morocco, Mozambique, Namibia, Nigeria, Oman, Qatar, Rwanda, Saudi Arabia, Senegal, Seychelles, Sierra Leone, Somalia, South Sudan, Sudan, Swaziland, Tanzania, Togo, Tunisia, U.A.E, Uganda, Yemen, Zambia, Zimbabwe, Cambodia, Myanmar, Laos, and Brunei.

“PARTIES”	means Principal and Distributor collectively.

1.2	Any reference in this AMENDMENT to “writing” or cognate expressions includes a reference to facsimile transmission.

1.3	The headings in this AMENDMENT are for convenience only and shall not affect its interpretation.

1.4	References to “persons” includes individuals, bodies corporate (wherever incorporated), unincorporated associations and partnerships.

1.5	Any reference to an enactment or statutory provision is a reference to it as it may have been, or may from time to time be amended, modified, consolidated or re-enacted.

2.	AMENDMENTS TO THE EDA

2.1	Replace Section 2.3.1 of the EDA, in its entirety, with the following:

“For all countries in the Territory with a Commencement Date that is the October 25, 2013, Distributor shall, prior to selling, marketing, distributing or otherwise making available or offering Product for sale in such country, obtain, at its sole cost, the Trademark, or if the Trademark is for any reason not available in such country any other trademark of its choice provided that such Trademark is acceptable to the Principal and provided further that the Trademark will upon Principal’s written request, be transferred to the Principal subject to the Principal’s obligation to reimburse the Distributor for all reasonably incurred direct and indirect costs.”

2.2	Replace Section 5.2.1 of the EDA, in its entirety, with the following:

“The terms described in Section 5.2 will not apply to any of countries in the Territory with a Commencement Date that is October 25, 2013.”

2.3	Schedule 1 of the EDA is hereby amended to add the following additional countries:

“Cambodia, Myanmar, Laos, and Brunei.”

2.4	Schedule 3 of the EDA is hereby amended to add the following Milestone Payment:

“Milestone Event	Milestone Payment
Amount to be paid within five (5) business days of the signature of this AMENDMENT	US$ […***…]

3.	GENERAL

3.1	In all other respects, the EDA remains unchanged and in full force and effect.

IN WITNESS WHEREOF, the PARTIES hereto have caused this AMENDMENT to be executed in duplicate by their duly authorized officers as of the date first above written.

HORIZON PHARMA AG		MUNDIPHARMA INTERNATIONAL

CORPORATION LIMITED

By:	/s/ Hans-Peter Zobel	By:	/s/ Douglas Docherty
Name:	Hans-Peter Zobel	Name:	Douglas Docherty
Title:	Managing Director Horizon Pharma AG	Title:	Managing Director

HORIZON PHARMA AG

By:	/s/ Robert W. Metz
Name:	Robert W. Metz
Title:	Managing Director Horizon Pharma AG